28491052.1
THIS PLAN SPONSOR AGREEMENT IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF VOTES WITH RESPECT TO A CHAPTER 11 PLAN OF REORGANIZATION. ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. ACCEPTANCES OR REJECTIONS WITH RESPECT TO A CHAPTER 11 PLAN OF REORGANIZATION MAY NOT BE SOLICITED UNTIL A DISCLOSURE STATEMENT HAS BEEN APPROVED BY THE BANKRUPTCY COURT.

PLAN SPONSOR AGREEMENT

This PLAN SPONSOR AGREEMENT (as amended, supplemented, or otherwise modified from time to time together with all exhibits attached hereto and incorporated herein, this “Agreement”), dated as of August [16], 2021, is entered into by and among AeroCentury Corp. (“AeroCentury”), JetFleet Holding Corp. (“JHC)”, and JetFleet Management Corp. (“JMC,” and collectively with AeroCentury and JHC, the “Debtors”) and Yucheng Hu, Hao Yang, Jing Li, Yeh Ching, Yu Wang, TongTong Ma, Qiang Zhang, Yanhua Li, and Yiyi Huang (collectively, the “Plan Sponsor”). The Debtors and the Plan Sponsor are referred to herein as the “Parties” and individually as a Party. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, on March 29, 2021, the Debtors commenced voluntary cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), which are being jointly administered under the caption In re AeroCentury Corp., et al., Case No. 21-10636 (JTD) (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Debtors filed a Combined Disclosure Statement and Joint Chapter 11 Plan of AeroCentury Corp., and its Affiliated Debtors dated July 14, 2021 (the “Plan,” as it may be altered, amended, modified or supplemented from time to time including in accordance with any documents submitted in support thereof and the Bankruptcy Code or the Bankruptcy Rules) [Docket No. 225];

WHEREAS, the Bankruptcy Court approved the Plan on an interim basis for solicitation purposes only pursuant to the Solicitation Procedures Order [Docket No. 222];

WHEREAS, the Plan consists of a toggle between (i) the Sponsored Plan, which, pursuant to the terms of the Plan Sponsor Agreement, the Debtors, and the Plan Sponsor will agree to a restructuring of the Debtors’ businesses that will be implemented through the Sponsored Plan (collectively, the “Restructuring Transactions”) and (ii) the Stand-Alone Plan, whereby the Debtors’ remaining Assets will vest in the Post-Effective Date Debtors and be monetized by the Plan Administrator;

WHEREAS, in connection with the Chapter 11 Cases and the Plan, AeroCentury and Plan Sponsor have engaged in good faith, arm’s length negotiations regarding the terms of the proposed Restructuring Transactions;

WHEREAS, the Debtors filed a Notice of Selection of Plan Sponsor on August 9, 2021 [Docket No. 254], which included as Exhibit A an Investment Term Sheet between AeroCentury and Plan Sponsor dated as of August 9, 2021 (the “Term Sheet”), setting forth the principal terms of an investment by Plan Sponsor into AeroCentury to be implemented pursuant to the Plan; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet, this Agreement, and the Plan.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

1. Exhibits Incorporated by Reference. Each of the exhibits attached hereto is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the exhibits hereto. In the event of any inconsistency between this Agreement and the exhibits attached hereto, this Agreement (without reference to such exhibits) shall govern.

2. Definitive Documents. The definitive documents governing the Restructuring Transactions shall consist of the following and any other material document contemplated by the Parties needed or utilized to implement, govern, or consummate the Restructuring Transactions (collectively, the “Definitive Documents”):

(a)  the disclosure statement (and all exhibits and other documents and instruments related thereto) with respect to the Plan (the “Disclosure Statement”);

(b) the Securities Purchase Agreement attached as Exhibit A hereto (as may be further amended, supplemented, or otherwise modified in accordance with its terms, the “SPA”) and all schedules, annexes, and exhibits thereto, the Common Stock Purchase Agreement attached as Exhibit B hereto (as may be further amended, supplemented, or otherwise modified in accordance with its terms, the “CSPA”) and all schedules, annexes, and exhibits thereto, Series A Preferred Stock Purchase Agreement attached as Exhibit C hereto (as may be further amended, supplemented, or otherwise modified in accordance with its terms, the “SAPSPA”) and all schedules, annexes, and exhibits thereto, and Series B Preferred Stock Purchase Agreement attached as Exhibit D hereto (as may be further amended, supplemented, or otherwise modified in accordance with its terms, the “SBPSPA”) and all schedules, annexes, and exhibits thereto (collectively, the “Commitment Documents”);

(c) the order approving on an interim basis the Disclosure Statement, including the form of ballots and other solicitation materials in respect of the Plan (the “Solicitation Procedures Order” and, such solicitation materials, the “Solicitation Materials”);

(d) the Plan, Plan Supplement, and all documents, annexes, schedules, exhibits, amendments, modifications, or supplements thereto, or other documents contained therein, including any schedules of assumed or rejected contracts;

(e) the order confirming the Plan (the “Confirmation Order”) and any pleadings filed by the Debtors in support of the Bankruptcy Court’s entry of the Confirmation Order;

(f) the new organizational or other governance documents of the Reorganized Debtors; and

(g) any employment agreements relating to any executive officer of the Reorganized Debtors.

The Definitive Documents not executed or not in a form attached to this Agreement as of the Effective Date remain subject to negotiation and, upon completion, all Definitive Documents shall (a) reflect and contain the terms and conditions consistent with this Agreement and (b) otherwise be in form and substance acceptable to the Debtors and the Plan Sponsor.

3. Milestones. The following milestones (the “Milestones”) shall apply to this Agreement, which in each case can be extended in writing by the Parties (with confirmation of any extension by electronic mail among counsel being sufficient for such purposes):

(a) by no later than September 10, 2021, the Bankruptcy Court shall have entered the Confirmation Order; and

(b) by no later than September 30, 2021, the Effective Date of the Plan shall have occurred (the “Effective Date Deadline”).

4. Term Sheet. The Term Sheet is incorporated herein by reference and to the extent of any obligations of the Parties set forth therein, such obligations shall be binding obligations of the Parties subject to the terms thereof.

5. Commitments of the Parties.

(a) The Debtors agree that they shall:

(A)(1) support and work diligently towards the completion of the Restructuring Transactions set forth in this Agreement, (2) negotiate in good faith all Definitive Documentation that is subject to negotiation as of the effective date of this Agreement and take any and all reasonable actions in furtherance of the Plan and this Agreement, (3) take all commercially reasonable actions necessary to complete the Restructuring Transactions set forth in the Plan, (4) make commercially reasonable efforts to obtain any and all required regulatory and third-party approvals necessary to consummate the Restructuring Transactions, if any, and (5) support and take such actions as are necessary or appropriate or reasonably requested by Plan Sponsor in furtherance of the Restructuring Transactions in accordance with, and within the time frames contemplated by, this Agreement; and (B) shall not undertake any action materially inconsistent with the adoption and implementation of the Plan and the confirmation thereof, including, without limitation, filing any motion to reject this Agreement.

afford Plan Sponsor and its respective attorneys, consultants, accountants, and other authorized representatives access, upon reasonable notice during normal business hours, and at other reasonable times, to the properties, books, contracts, commitments, records, management personnel, and advisors of the Debtors that are reasonably requested to consummate the Restructuring Transactions (but in no event, shall the Debtors be required to provide access to any materials that are protected by the attorney-client, work-product or other protective privilege). In addition, the Debtors shall promptly notify Plan Sponsor of any material developments with respect to the Debtors’ business, the Chapter 11 Cases, or otherwise.

as to themselves and their subsidiaries, after the date of entry into this Agreement and prior to the Plan Effective Date, and except as required by applicable law:

(A) Provide the Plan Sponsor with two (2) business days’ notice prior to entering into any proposed new contracts and agreements involving individual commitments of more than $25,000;

(B) Provide the Plan Sponsor with two (2) business days’ notice prior to entering into any agreement for the sale or encumbrance of any assets between the date of this Agreement and the Plan Effective Date in excess of $25,000 for any single transaction or $50,000 for any series of related transactions (it being understood that the Plan Sponsor has already been provided notice of and information regarding the sales pending in and/or executed during the Chapter 11 Cases);

(C) Use commercially reasonable efforts to maintain all of the assets and properties in their current condition, ordinary wear and tear excepted;

(D) Maintain insurance upon all of the assets and properties of the Debtors in such amounts and of such kinds comparable to that in effect on the date of this Agreement;

(E) (1) Use commercially reasonable efforts to maintain the books, accounts and records of the Debtors in the ordinary course of business, (2) continue to collect accounts receivable and pay accounts payable utilizing reasonable procedures and without discounting or accelerating payment of such accounts, and (3) use commercially reasonable efforts to comply with all contractual and other obligations applicable to the operation of the Debtors;

(F) Comply in all material respects with applicable laws;

(G) The Debtors shall only submit tax returns and otherwise conduct their affairs with respect to tax matters in consultation with the Plan Sponsor; and the Debtors shall not (without Plan Sponsor’s prior written consent) make or rescind any election relating to taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit, or controversy relating to taxes, or, except as may be required by applicable law or GAAP, make any material change to any of the Debtors’ methods of accounting or methods of reporting income or deductions for tax or accounting practice or policy from those employed in the preparation of its most recent tax returns;

(H) The Debtors shall not, without the prior written consent of Plan Sponsor, (1) materially increase the annual level of compensation of any employee of the Debtors, (2) increase the annual level of compensation payable or to become payable by the Debtors to any of the Debtors’ executive officers, (3) grant any unusual or extraordinary bonus, benefit, or other direct or indirect compensation to any employee, director, or consultant, (4) materially increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus, or other incentive compensation, insurance, pension, or other employee benefit plan or arrangement made to, for, or with any of the directors, officers, employees, agents, or representatives of the Debtors or otherwise modify or amend or terminate any such plan or arrangement or (v) enter into any employment, deferred compensation, severance, consulting, non-competition, or similar agreement (or amend any such agreement) to which the Debtors are a party or involving a director, officer, or employee of the Debtors in his or her capacity as a director, officer or employee of the Debtors, provided, however, for the sake of clarity nothing in this Agreement shall restrict the Debtors’ ability to honor its existing employment practices and policies, including, but not limited to, payment of ordinary course salary and benefits, and, upon termination of employment, severance and other end-of-employment benefits, all of which have been disclosed to the Plan Sponsor; and

(I) The Debtors shall not cancel or compromise any debt or claim or waive or release any material right of the Debtors except in the ordinary course of business. For the avoidance of doubt, the foregoing shall not limit the Debtors’ ability to resolve, fix, settle, compromise, object to, or allow any claim in the Chapter 11 Cases with the approval of the Bankruptcy Court or in accordance with the Plan.

(b) The Plan Sponsor agrees that they shall:

(i)           (A)(1) support and work diligently towards the completion of the Restructuring Transactions set forth in this Agreement, (2) negotiate in good faith all Definitive Documentation that is subject to negotiation as of the effective date of this Agreement and take any and all reasonable actions in furtherance of the Plan and this Agreement, (3) take all commercially reasonable actions necessary to complete the Restructuring Transactions set forth in the Plan, (4) make commercially reasonable efforts to obtain any and all required regulatory and third-party approvals necessary to consummate the Restructuring Transactions, if any, and (5) support and take such actions as are necessary or appropriate or reasonably requested by the Debtors in furtherance of the Restructuring Transactions in accordance with, and within the time frames contemplated by, this Agreement; and (B) shall not undertake any action materially inconsistent with the adoption and implementation of the Plan and the confirmation thereof, including, without limitation, filing any motion to reject this Agreement.

(ii)           provide the Debtors with information satisfactory to the Debtors, in their reasonable discretion, that the Plan Sponsor shall have adequate financial means to consummate the Restructuring Transactions, including, but not limited to, providing proof of funds to consummate the Restructuring Transactions.

6. Mutual Representations and Warranties. Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true and correct as of the Effective Date, subject in the case of the Debtors to any required approval by the Bankruptcy Court:

(a) Existence; Power and Authority; and Authorization. If such Party is an entity, (i) such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement and perform such Party’s obligations under this Agreement and (ii) the execution and delivery of this Agreement and the performance of such Party’s obligations under this Agreement have been duly authorized by all necessary corporate action on such Party’s part;

(b) No Conflict. The execution, delivery, and performance by such Party of this Agreement does not and will not (i) violate any provision of law, rule, or regulation applicable to it or, if such Party is an entity, any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or, if such Party is an entity, any of its subsidiaries is a party;

(c) No Consent or Approval. The execution, delivery, and performance by such Party of this Agreement does not and will not require any registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state, or other governmental authority or regulatory body, except such filings (i) as may be necessary or required by the U.S. Securities and Exchange Commission or (ii) with respect to the Plan Sponsor, that are set forth in SPA; and

(d) Enforceability. This Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

7. Termination Events.

(a) This Agreement shall automatically terminate three (3) business days after delivery of written notice to the other Party (in accordance with Section 21) from (i) the Debtors at any time after the occurrence and during the continuance of any Debtors Termination Event or (ii) Plan Sponsor at any time after the occurrence and during the continuance of any Plan Sponsor Termination Event. In addition, this Agreement shall terminate automatically on the Plan Effective Date without any further required action or notice.

(i)           “Plan Sponsor Termination Event” shall mean any of the following:

(A) the breach in any material respect by the Debtors of any of the undertakings, representations, warranties, or covenants of the Debtors set forth herein that would prevent and result in a material adverse effect on the consummation of the Plan in accordance with this Agreement that remains uncured for a period of five (5) business days after the receipt of written notice of such breach to the Debtors;

(B) the Debtors file Definitive Documentation in a form not reasonably acceptable to Plan Sponsor, or make any amendments, modifications, exhibits, or supplements thereto, in a manner that adversely affects Plan Sponsor without the consent of Plan Sponsor or except as otherwise permitted by this Agreement;

(C) the Debtors withdraw the Plan or publicly announce the Debtors’ intention to not support the Plan, or propound, or otherwise support any chapter 11 plan other than the Plan;

(D) the Confirmation Order is not entered in form and substance reasonably satisfactory to Plan Sponsor, it being understood and agreed that Plan Sponsor will act reasonably and commercially in considering any modifications to the Confirmation Order requested or required by the Bankruptcy Court and other parties in interest;

(E) the Debtors seek, pursue, support, or do not oppose an order to be entered by the Bankruptcy Court or a court of competent jurisdiction either converting the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code or dismissing the Chapter 11 Cases;

(F) the Debtors seek, pursue, support, or do not oppose an order of the Bankruptcy Court seeking appointment, in respect of the Debtors, a trustee, a responsible officer, or an examiner with enlarged powers (i.e., powers beyond those set forth in subclauses (3) and (4) of section 1106(a)) under section 1106(b) of the Bankruptcy Code);

(G) this Agreement is waived, modified, amended, or supplemented in any way, except by mutual agreement of, and in a writing signed by, the Debtors and the Plan Sponsor; or

(H) the Bankruptcy Court grants relief that is inconsistent with this Agreement or the Plan in any material respect, except if such relief is granted pursuant to a motion by the Plan Sponsor (or with the consent of the Plan Sponsor); provided, however, that the failure to obtain confirmation of the Plan and/or the occurrence of the Effective Date shall not constitute a Plan Sponsor Termination Event pursuant to this Section 7(a)(viii) unless such failure is the result of any Plan Sponsor Termination Event identified in Section 7(a)(i)-(vii).

(ii)           “Debtors Termination Event” shall mean any of the following:

(A) the breach in any material respect by Plan Sponsor of any of the undertakings, representations, warranties, or covenants of Plan Sponsor set forth herein that would result in a material adverse effect on the consummation of a Plan in accordance with this Agreement that remains uncured for a period of five (5) business days after the receipt of written notice of such breach;

(B) the Plan Sponsor shall have failed to provide the Debtors with information required by Section 5(b)(ii);

(C) the Plan Sponsor makes any amendments, modifications, exhibits, or supplements to the Definitive Documentation, in a manner that adversely affects the Debtors without the consent of the Debtors or except as otherwise permitted by this Agreement;

(D) the Plan Sponsor advises the Debtors or publicly announces its intention to not support the Plan;

(E) this Agreement is waived, modified, amended, or supplemented in any way, except by mutual agreement of, and in a writing signed by, the Debtors and the Plan Sponsor;

(F) the Bankruptcy Court denies confirmation of the Plan; or

(G) any governmental authority or regulatory body having authority blocks the purchase of the New ACY Shares or does not otherwise grant any approval required in connection with the purchase of the New ACY Shares.

(b) Mutual Termination. This Agreement may be terminated by mutual agreement of the Parties.

(c) Effect of Termination. Subject to the last sentence of this Section 7(c) and Section 9, upon the termination of this Agreement in accordance with this Section, this Agreement shall become void and of no further force or effect and each Party shall be immediately released from its respective liabilities, obligations, commitments, undertakings, and agreements under or related to this Agreement, shall have no further rights, benefits, or privileges hereunder, and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement and no such rights or remedies shall be deemed waived pursuant to a claim of laches or estoppel; provided that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder before the date of such termination. Except as set forth herein, if the transactions contemplated hereby are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights. In the event this Agreement as a result of any Debtors Termination Event specified in Section 7(a)(ii)(A), (B), (C), or (D), the Deposit shall be retained by the Debtors as liquidated damages and irrevocably forfeited by the Plan Sponsor. In the event of a termination pursuant to any other subpart of Section 7, the Deposit shall be returned to the Plan Sponsor.

(d) Automatic Stay. The Debtors acknowledge that the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code; provided that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of termination was not proper under the terms of this Agreement.

8. Amendments and Waivers. Except as otherwise expressly set forth herein, this Agreement may not be waived, modified, amended, or supplemented except in a writing signed by each Party.

9. Break-Up Fee. If after the Effective Date the Bankruptcy Court approves an exit financing transaction for AeroCentury with a party other than the Plan Sponsor (an “Alternative Transaction”) then AeroCentury shall pay Plan Sponsor, upon the closing of such Alternative Transaction, in addition to the return of the Deposit, a breakup fee equal to USD$1,000,000.

10. Effectiveness. Subject to approval by the Bankruptcy Court, this Agreement shall become effective and binding upon each Party upon the execution and delivery by such Party of an executed signature page hereto.

11. Governing Law; Jurisdiction; Wavier of Jury Trial.

(a) This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. The Parties irrevocably agree that any legal action, suit, or proceeding (each, a “Proceeding”) arising out of or relating to this Agreement brought by any Party or its successors or assigns shall be brought and determined in the Bankruptcy Court or, if the Bankruptcy Court shall not then have jurisdiction, in any federal or state court in New Castle County, Delaware (the “Delaware Courts”), and the Parties hereby irrevocably and generally submit to the exclusive jurisdiction of the Delaware Courts and any court to which appeals from the Delaware Courts may be adjudicated for themselves and with respect to their property, and unconditionally with respect to any Proceeding arising out of or relating to this Agreement and the Restructuring. The Parties agree not to commence any Proceeding relating hereto or thereto except in the Delaware Courts, other than Proceedings in any court of competent jurisdiction to enforce any judgment, decree, or award rendered by any Delaware Court. The Parties further agree that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. The Parties hereby irrevocably and unconditionally waive and agree not to assert that a Proceeding in any Delaware Court is brought in an inconvenient forum or the venue of such Proceeding is improper. Notwithstanding the foregoing, during the pendency of the Chapter 11 Case, all Proceedings contemplated by this Section 11 shall exclusively be brought in the Bankruptcy Court and no other forum.

(b) The Parties hereby waive, to the fullest extent permitted by applicable law, any right they may have to a trial by jury in any Proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).

12. Good Faith Cooperation; Further Assurances. Each Party hereby covenants and agrees to cooperate with each other in good faith in connection with, and shall exercise commercially reasonable efforts with respect to, the pursuit, approval, implementation, and consummation of the Restructuring Transactions, as well as the negotiation, drafting, execution, and delivery of the Definitive Documentation. Subject to the terms hereof, the Parties shall take such action as may be reasonably necessary or reasonably requested by any Party to carry out the purposes and intent of this Agreement, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.

13. Independent Analysis. Each Party hereby confirms that its decision to execute this Agreement has been based upon its independent assessment of documents and information available to it, as it has deemed appropriate.

14. Debtors’ Fiduciary Obligations. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement, the Plan, or anything included in any Definitive Document shall require any Debtor or any board of directors, board of managers, or similar governing body of any Debtor, after consulting with counsel, to take any action or to refrain from taking any action with respect to this Agreement, the Plan, or the Restructuring Transactions to the extent taking or failing to take such action would be inconsistent with applicable law or its fiduciary obligations under applicable law, and any such action or inaction pursuant to such exercise of fiduciary duties shall not be deemed to constitute a breach of this Agreement; provided that the Debtors shall give prompt written notice to counsel to the Plan Sponsor (electronic mail among counsel being sufficient) of any determination made under this Section.

15. Survival. Notwithstanding the termination of this Agreement pursuant to Section 7, [Section[s] *] shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

16. Headings. The headings of the sections, paragraphs, and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

17. Successors and Assigns; Severability. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators, and representatives. If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effectuate the original intent of the Parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. No assignment of this Agreement or of any rights or obligations hereunder may be made by any Party (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void.

18. Relationship Among Parties. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof. No Party shall have any responsibility for the transfer, sale, purchase, or other disposition of securities by any other entity by virtue of this Agreement. No prior history, pattern, or practice of sharing confidences among the Parties shall in any way affect or negate this understanding and agreement. The Parties have no agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of the Company and do not constitute a “group” within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended.

19. Prior Negotiations; Entire Agreement. This Agreement, including the exhibits and schedules hereto (including the Term Sheet), constitutes the entire agreement of the Parties, and supersedes all other prior negotiations regarding the subject matters hereof and thereof.

20. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement delivered by facsimile or PDF shall be deemed to be an original for the purposes of this paragraph.

21. Notices. All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers or such other addresses of which notice is given pursuant hereto:

(a)
if to the Plan Sponsor to be delivered in care of the Investor Representative (as defined in the SPA) to:

Yucheng Hu
Floor 7 Suite AB, Yuanyang Guangha
International Chaoyang District
Beijing, China
Email: huyucheng@me.com

or at such other address as the Investor Representative shall have furnished to the Debtors with a copy to (which copy shall not constitute notice):

Lewis Brisbois Bisgaard & Smith LLP
2020 West El Camino Avenue, Suite 700
Sacramento, CA 95833
Attn: John P. Yung
Facsimile: 916.564.5444
Email: John.yung@lewisbrisbois.com

(c)
if to the Debtors, to:

AeroCentury Corp., et al.
1440 Chapin Avenue, Suite 310
Burlingame, California 92618
Attention: Harold M. Lyons
Email: hal.lyons@aerocentury.com

or at such other address as the Debtors shall have furnished to the Investor Representative (as defined in the SPA) with a copy to (which copy shall not constitute notice):

Young Conaway Stargatt & Taylor, LLP
Rodney Square
1000 N. King Street
Wilmington, DE 19801
Attention: Joseph Barry, Craig D. Grear, and Joseph Mulvihill
Facsimile: (302)576-3296
Email:
jbarry@ycst.com
cgrear@ycst.com
jmulvihill@ycst.com

22. No Solicitation; Adequate Information. This Agreement is not and shall not be deemed to be a solicitation for consents to the Plan. The votes of the holders of claims against the Company will not be solicited until such holders who are entitled to vote on the Plan have received the Plan, Disclosure Statement, related ballots, and other required Solicitation Materials. In addition, this Agreement does not constitute an offer to issue or sell securities to any person or entity, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

23. Business Day Convention. Any reference to “business day” means any day, other than a Saturday, Sunday or a legal holiday (as that term is defined in Bankruptcy Rule 9006(a)).

24. Interpretation; Rules of Construction; Representation by Counsel. When a reference is made in this Agreement to a Section, Exhibit, or Schedule, such reference shall be to a Section, Exhibit, or Schedule, respectively, of or attached to this Agreement unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words using the singular or plural number also include the plural or singular number, respectively, (b) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement, (c) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation,” and (d) the word “or” shall not be exclusive and shall be read to mean “and/or.” The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

[Remainder of Page Intentionally Left Blank]

28491052.1
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

DEBTORS

AeroCentury Corp.

By:
Name:
Title:

JetFleet Holding Corp.

By:
Name:
Title:

JetFleet Management Corp.

By:
Name:
Title:

[SIGNATURE PAGE TO PLAN SPONSOR AGREEMENT]

28491052.1

PLAN SPONSORS

By:
Yucheng Hu

By:
Hao Yang

By:
Jing Li

By:
Yeh Ching

By:
Yu Wang

By:
TongTong Ma
By:
Qiang Zhang

By:
Yanhua Li

By:
Yiyi Huang

[SIGNATURE PAGE TO PLAN SPONSOR AGREEMENT]